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                                                                    Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)


We, James F. Wright, Chief Executive Officer, and Calvin B. Massmann, Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of our knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 25, 2004 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  November 4, 2004


/s/ James F. Wright
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James F. Wright
President and Chief Executive Officer


/s/ Calvin B. Massmann
-----------------------------------------------------
Calvin B. Massmann
Senior Vice President - Chief Financial Officer and Treasurer